United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 15, 2022

Date of Report (Date of earliest event reported)

Plutonian Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41554	86-2789369
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1441 Broadway 3rd, 5th & 6th Floors New York NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646)969-0946

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of one Common Stock, one redeemable Warrant, and one Right	PLTNU	The Nasdaq Stock Market LLC
Common Stock	PLTN	The Nasdaq Stock Market LLC
Warrant, each warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	PLTNW	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-sixth of one share of Common Stock	PLTNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed on a Current Report on Form 8-K dated November 9, 2022, Plutonian Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 5,750,000 units (the “Units”), which includes the full exercise of the over-allotment option of 750,000 Units granted to the underwriters. Each Unit consists of one share of common stock of the Company, par value $0.0001 (the “Common Stock”), one redeemable warrant entitling its holder to purchase one share of Common Stock at a price of $11.50 per share, and one right to receive one-sixth (1/6) of one share of Common Stock upon the consummation of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $57,500,000.

As previously disclosed in the Current Report, simultaneously with the closing of the IPO, the Company consummated the private placement (the “Private Placement”) with Plutonian Investments LLC of 266,125 units (the “Private Units”), at a price of $10.00 per Private Unit, generating gross proceeds of $2,661,250. The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

As of November 15, 2022, a total of $58,506,250 of the net proceeds from the sale of the Units in the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of November 15, 2022, reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement, is included in this Current Report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited balance sheet, dated November 15, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2022

PLUTONIAN ACQUISITION CORP.

By:	/s/ Wei Kwang Ng
Name:	Wei Kwang Ng
Title:	Chief Executive Officer